As filed with the Securities and Exchange Commission on December 21, 1995


                                                   File No. 33-95472
                                                   File No. 8119082
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [_]

              Pre-Effective Amendment No. ___1                         [x]
               Post-Effective Amendment No. ___                        [_]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                             Amendment No. ___1                        [x]

                                 M Fund, Inc.
                                 -----------
                          (Exact Name of Registrant)

                               River Park Center
                            205 S.E. Spokane Street
                            Portland, Oregon  97202
                            -----------------------
                   (Address of Principal Executive Offices)

                Registrant's Telephone Number:  (503) 232-6960

Name and Address of Agent for Service of Process: Copy to:

Daniel F. Byrne, President                        Frederick R. Bellamy, Esquire
M Fund, Inc.                                      Sutherland, Asbill & Brennan
River Park Center                                 1275 Pennsylvania Avenue, N.W.
205 S.E. Spokane Street                           Washington, D.C.  20004-2404
Portland, Oregon  97202



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities The. A filing fee of $500 was previously paid with the initial filing of the registration statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                             CROSS REFERENCE SHEET
           Pursuant to Rule 481(a) under the Securities Act of 1933



N-1A
Item                                                      Caption
----                                                      -------
PART A: INFORMATION REQUIRED IN A PROSPECTUS

1.   Cover Page                                           Cover Page

2.   Synopsis                                             (Not Applicable)

3.   Condensed Financial Information                      (Not Applicable)
4.   General Description of Registrant                    Introduction; Investment
                                                          Objectives and Policies;
                                                          Investment Methods and
                                                          Risks

5.   Management of the Fund                               Management

5A.  Management's Discussion of Fund                      (Not Applicable)
     Performance

6.   Capital Stock and Other                              Other Information
     Securities

7.   Purchase of Securities Being                         Offering, Purchase and
     Offered                                              Redemption of Shares

8.   Redemption or Repurchase                             Offering, Purchase and
                                                          Redemption of Shares
9.   Pending Legal Proceedings                            (Not Applicable)

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
        INFORMATION

10.  Cover Page                                           Cover Page

11.  Table of Contents                                    Table of Contents

12.  General Information and History                      Introduction; Shares of
                                                          Stock

13.  Investment Objectives and                            Additional Investment
     Policies                                             Policy Information;
                                                          Special Investment
                                                          Methods and Risks;
                                                          Investment Restrictions



N-1A
Item                                                      Caption
----                                                      -------
14.  Management of the Fund                               Investment Adviser;
                                                          Portfolio Managers

15.  Control Persons and Principal                        Shares of Stock
     Holders of Securities

16.  Investment Advisory and Other                        Investment Adviser;
     Services                                             Portfolio Managers

17.  Brokerage Allocation and Other                       Portfolio Transactions
     Practices                                            and Brokerage

18.  Capital Stock and Other                              Shares of Stock
     Securities

19.  Purchase, Redemption and Pricing                     Determination of Net
     of Securities Being Offered                          Asset Value

20.  Tax Status                                           Tax Information

21.  Underwriters                                         (Not Applicable)

22.  Calculation of Performance Data                      Performance Information

23.  Financial Statements                                 Financial Statements


PART C: OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                                    M FUND

                                  PROSPECTUS

                               JANUARY 1, 1996



     M Fund, Inc. (the "Company") is an investment company consisting of four separate diversified investment portfolios or funds (the "Funds"). These Funds are available through the purchase of variable life insurance and variable annuity policies issued by certain insurance companies ("Participating Insurance Companies"). The Funds are intended to be offered in addition to other portfolios offered by the Participating Insurance Companies. Shares of the Funds may also be sold to qualified pension and retirement plans.


     Each of the Funds seeks long-term capital appreciation or total return, and each Fund will invest primarily in stocks and other equity securities. However, the Funds will use different investment techniques or strategies, and each Fund's Portfolio Manager has a different investment style.

     .    EDINBURGH OVERSEAS EQUITY FUND invests outside of the United States, and when appropriate will focus on small- to medium-capitalization companies and emerging markets.

     .    TURNER CORE GROWTH FUND emphasizes common stocks of U.S. companies that show strong earnings potential and also have reasonable valuations.

     .    FRONTIER CAPITAL APPRECIATION FUND invests in common stock of U.S.
companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies.


     .    ENHANCED U.S. EQUITY FUND invests primarily in common stock of U.S.
companies perceived to provide an opportunity for higher rates of return than the Standard & Poor's 500 Composite Stock

Price Index (the "S&P 500" or the "Index") while maintaining risk characteristics which approximate those of the Index.

     This Prospectus briefly describes the information that investors should know before investing in these Funds, including the risks associated with investing in each. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated _____________ ___, 1995 (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge, upon request by writing to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administrator, or by calling (503) 232-6960. The Table of Contents of the SAI is included at the end of this Prospectus. The SAI, as supplemented from time to time, is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                                 CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSURANCE POLICIES.

                               TABLE OF CONTENTS


INTRODUCTION...................................................    4

INVESTMENT OBJECTIVES AND POLICIES.............................    5
     Edinburgh Overseas Equity Fund............................    6
     Turner Core Growth Fund...................................    7
     Frontier Capital Appreciation Fund........................    8
     Enhanced U.S. Equity Fund.................................    9

INVESTMENT RESTRICTIONS........................................   10

PORTFOLIO TURNOVER.............................................   10

MANAGEMENT.....................................................   11
     Directors and Officers....................................   11
     Investment Adviser........................................   12
     Portfolio Managers........................................   14

INVESTMENT METHODS AND RISKS...................................   18
     Foreign Investments.......................................   18
     Investing in Small-Capitalization Companies...............   20
     Start-Up Period...........................................   21
     Securities Lending........................................   21
     Other Investments.........................................   22

PERFORMANCE INFORMATION........................................   22

DETERMINATION OF NET ASSET VALUE...............................   24

OFFERING, PURCHASE AND REDEMPTION OF SHARES....................   25

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...............   26

TAXES..........................................................   27

OTHER INFORMATION..............................................   28
     Reports...................................................   28
     Voting and Other Rights...................................   29
     Administrative and Other Services.........................   30

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...   31

                                  INTRODUCTION


     The M Fund investment portfolios are available to the public through the purchase of variable life insurance and variable annuity policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. M Financial Group is an independent life insurance producer group, specializing in the distribution of life insurance to persons of substantial financial means. The M Fund investment portfolios can be selected by policyholders in addition to other portfolios offered by the participating insurance companies. The M Fund portfolio managers have been selected, and are reviewed and monitored, by M Financial Investment Advisers, Inc., whose Board of Directors consists of members from M Financial Group.

     M Fund, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. The Company consists of four separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. (Additional Funds may be created from time to time.) By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following Portfolio Managers to act as sub-advisers to provide the day-to-day portfolio management for the respective Funds.


                Fund                                Portfolio Manager
=================================================================================

Edinburgh Overseas Equity Fund          Edinburgh Fund Managers plc
---------------------------------------------------------------------------------
Turner Core Growth Fund                 Turner Investment Partners, Inc.
---------------------------------------------------------------------------------
Frontier Capital Appreciation Fund      Frontier Capital Management Company, Inc.
---------------------------------------------------------------------------------
Enhanced U.S. Equity Fund               Franklin Portfolio Associates Trust
=================================================================================

     The Company currently offers its shares to separate accounts of Participating Insurance Companies as funding vehicles for certain variable life insurance or variable annuity policies (the "Policies"). The Company may also offer its shares to qualified pension and retirement plans. The Company does not offer its shares directly to the general public. A separate prospectus, which accompanies this Prospectus, describes the applicable Policies and the separate account through which they are funded.

     The Fund's shares are sold with no sales load, no redemption fees, and no "12b-1" or other distribution fees. However, various fees and charges (possibly including sales loads) are imposed with respect to each Policy, as described in the prospectus for the applicable Policy.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has an investment objective and related investment policies and uses various investment techniques to pursue its objective and policies. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. Investors should not consider any one Fund alone to be a complete investment program. Each of the Funds is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Portfolio Manager to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

     The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails additional risks as a result of the Funds' ability to invest a substantial portion of their assets in either foreign investments or small-capitalization issuers or both. See "Investment Methods and Risks."

     Certain types of investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, under "Investment Methods and Risks" below and in the SAI. The Funds are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in either this Prospectus or the SAI.

     The investment objective of each Fund, as well as investment policies that are not fundamental, may be changed by the Board of Directors without shareholder approval. See "Investment Restrictions."

EDINBURGH OVERSEAS EQUITY FUND

     The Edinburgh Overseas Equity Fund's investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.


     The Fund seeks to achieve this objective by focusing on areas of the market that the Portfolio Manager believes are inefficiently priced. These include smaller, often emerging markets, and smaller companies.


     The investment process utilized by the Portfolio Manager, Edinburgh Fund Managers plc, combines decisions on country weightings, sector allocations, and stock selection strategies. Sector weightings are based on research into demand and supply factors and external independent studies. The stock selection process is fundamentally driven and focuses on four factors: quality of management, financial health, long-term industry prospects and valuation relative to the stock's market price. Research is generally on less-followed small- to medium-sized companies and, when economic conditions are deemed appropriate, the Fund may hold up to 30% of its assets in small-cap stocks (i.e., stocks of companies capitalized at less than $500 million).


     When its assets are at a sufficient level, the Edinburgh Overseas Equity Fund will have on average 60 to 80 different stocks. Under normal market conditions, it will have at least 90% of the value of its total assets invested in at least four different countries outside the United States, but it may "concentrate" its investments by investing a substantial portion of its assets (e.g., more than 25%) in only one or a few countries or regions. Securities issued by U.S. based companies will ordinarily not be purchased by the Fund. The Fund expects generally to be fully invested with less than 10% cash or cash equivalents.

TURNER CORE GROWTH FUND

     The Turner Core Growth Fund's investment objective is long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices. The Portfolio Manager's style is core "growth at a reasonable price" and is based on the philosophy that earnings expectations are the primary determinant of stock prices.

     The Portfolio Manager, Turner Investment Partners, Inc., uses a bottom-up discipline (i.e., an individual stock selection process, rather than a top-down industry sector selection process) utilizing sophisticated analytical tools to screen over 3,500 securities for both attractive growth and value characteristics. Growth factors include increasing earnings estimates and results, while value measures include price/earnings ratio to growth rate, ratio of market price to book value, and dividend yield. The first step is a computer ranking based upon a proprietary model: stocks ranked in the 35th percentile or above qualify for purchase, while those ranked in the 55th percentile or below generally will be sold sometime thereafter.

     Stocks eligible for purchase are then subjected to rigorous fundamental and technical analyses. The fundamental analysis focuses on a company's earnings prospects relative to analysts' consensus expectations, while the technical analysis evaluates support for a stock based on price and volume patterns.


     The Fund purchases stocks with favorable rankings, earnings prospects, and positive technical indicators. Conversely, stocks are sold when earnings prospects are deteriorating, as indicated by a ranking below the 55th percentile (i.e., below 55% of the stocks screened), deteriorating earnings forecasts, or a worsening of technical indicators.


     Generally, the Turner Core Growth Fund will be fully invested (no more than 3% cash or cash equivalents), with an individual security constituting no more than 2% of the net asset value of the Fund, and when its assets have reached a sufficient level will generally contain 130 to 140 holdings.

FRONTIER CAPITAL APPRECIATION FUND


     The Frontier Capital Appreciation Fund's investment objective is maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies (i.e., companies with market capitalization of less than $3 billion). Importance is placed on an evaluation of earnings per share growth and expectations of stock price appreciation, rather than income.


     The Portfolio Manager, Frontier Capital Management Company, Inc., seeks to identify companies with unrecognized earnings potential. The investment process emphasizes earnings growth potential and valuation of those companies which tend to be less well followed by Wall Street analysts and have a relatively low level of ownership by other institutional investors. The process combines traditional fundamental research with a valuation model that screens dividend valuation, equity valuation, earnings growth, earnings momentum, and earnings that have the potential to exceed market expectation.

     The portfolio is not restricted to any one segment of the market; however, generally a majority of the portfolio will consist of stocks of small- to medium-capitalization companies. The portfolio will typically consist of 80 to 120 stocks (when its asset size is sufficient) and generally will be fully invested (no more than 7% cash or cash equivalents).

     Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.


ENHANCED U.S. EQUITY FUND


     The Enhanced U.S. Equity Fund's investment objective is above-market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.


     The Portfolio Manager, Franklin Portfolio Associates Trust, uses a quantitative process that seeks to identify those stocks with the highest expected returns. The Portfolio Manager, using proprietary software, will attempt to construct a portfolio having similar risk characteristics as those of the S&P 500. The S&P 500 represents a sampling of the largest U.S. and some foreign stocks publicly traded in the United States.


     Valuation models used to rank the universe of stocks focus on fundamental momentum, relative value, future cash flow, and supplementary factors (e.g., trading by officers or directors and short-term price momentum). Stocks which fall below the median ranking in this process are sold. A proprietary optimizer is used to construct the portfolio. The optimizer is a risk management system comprised of proprietary software created by Franklin Portfolio Associates. It categorizes both the portfolio and the S&P 500 into 55 industry groups and 13 general risk categories. Stocks are then selected from the top deciles in Franklin's ranking pro-cess so that the portfolio reflects similar characteristics to those of the industry groups and risk characteristics of the S&P 500. Thus, industry and sector allocations are actively neutralized, permitting Franklin's investment process to remain focused on individual stock selection.


     Typically cash is expected to be less than 2% of the Fund's total market value, and when it reaches a sufficient asset size the Fund will contain approximately 180 stocks. Under normal market conditions, it will have at least 65% of the value of its total assets invested in equity securities in U.S. based companies.

                            INVESTMENT RESTRICTIONS


     Each of the Funds is subject to certain investment restrictions which have been adopted by the Company for each Fund as fundamental policies that cannot be changed without the approval of a majority of the outstanding votes attributable to shares of that Fund. Among other restrictions, a Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if more than 5% of the value of the Fund's assets would be invested in such issuer or if more than 10% of the outstanding voting securities of that issuer would be owned by the Fund. Similarly, it is a fundamental investment restriction that none of the Funds may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to U.S. Government securities. For a more complete description of the investment restrictions to which each Fund is subject, see the SAI.

                               PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Company anticipates the following annual portfolio turnover rates for the Funds:



                Fund                    Anticipated Portfolio Turnover Rate
===========================================================================

Edinburgh Overseas Equity Fund                           70%
---------------------------------------------------------------------------
Turner Core Growth Fund                                 125%
---------------------------------------------------------------------------
Frontier Capital Appreciation Fund                     60-80%
---------------------------------------------------------------------------
Enhanced U.S. Equity Fund                                70%
===========================================================================


     High rates of portfolio turnover involve correspondingly greater expenses which must be borne by a Fund and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Internal Revenue Code.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Adviser and the Portfolio Managers, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise the Company's daily business operations. The SAI contains information as to the identity of, and other information about, the directors and officers of the Company.

INVESTMENT ADVISER

     M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds. The Adviser is an affiliate of M Life Insurance Company ("M Life"), a Colorado stock insurance company.

     M Life is an agent-owned reinsurance company in that its capital stock is owned primarily by independent insurance agents who are engaged primarily in selling insurance policies, including variable insurance policies which will be invested in the Funds. M Life, for a fee paid by the insurance carriers, reinsures a portion of the mortality risk on insurance policies sold by its shareholder-agents.

     The Adviser and M Life are controlled by Management Partnership, a general partnership which does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, most of which are shareholders of M Life. M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. A majority interest in M Financial Group is owned by M Corporation, of which 50% is owned by each of Ellison C. Morgan and Mark I. Solomon. Messrs. Carl G. Mammel, Peter W. Mullin, and Thomas N. Spitzer, either directly or through corporations controlled by them, are also partners in M Financial Group. Mr. Mullin is a director of the Company.

     The Adviser, located at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, is newly organized and therefore has no previous experience in providing investment advisory services.

     The Adviser has entered into an investment advisory agreement, dated December 5, 1995, with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Portfolio Manager. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administration agent, and accounting services agent. The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.

     For its services to the Company, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds, deducted daily from the assets of each of the Funds, and paid to the Adviser monthly.


     The following annual rates represent total advisory fees for each Fund:


                Fund                            Total Advisory Fees
===========================================================================
Edinburgh Overseas Equity Fund            1.05% on the first $10 million
                                           0.90% on the next $15 million
                                           0.75% on the next $75 million
                                        0.60% on amounts above $100 million
---------------------------------------------------------------------------
Turner Core Growth Fund                                 0.45%
---------------------------------------------------------------------------
Frontier Capital Appreciation Fund                      0.90%
---------------------------------------------------------------------------
Enhanced U.S. Equity Fund                 0.55% on the first $25 million
                                           0.45% on the next $75 million
                                        0.30% on amounts above $100 million
===========================================================================


     The investment advisory agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, through December 31, 1996, exceed 0.25% of that Fund's estimated average daily net assets on an annualized basis.

PORTFOLIO MANAGERS


     EDINBURGH FUND MANAGERS PLC ("Edinburgh") is the Portfolio Manager of the Edinburgh Overseas Equity Fund. Edinburgh's principal business address is Donaldson House, 97 Haymarket Terrace, Edinburgh EH12 5HD, Scotland, and Edinburgh maintains a non-investment branch at 600 Peachtree Street, N.E., Suite 3820, Atlanta, Georgia 30308. Edinburgh was formed in 1969 and registered as an investment adviser with the Securities and Exchange Commission in 1984. As of September 30, 1995, Edinburgh managed approximately $5.213 billion of assets.

     Edinburgh manages the Fund on a team basis. The Chief Investment Director of Edinburgh is Michael Balfour, CA (Chartered Accountant). Mr. Balfour holds a B.Comm. degree from Edinburgh University. He joined Edinburgh in 1985 and became Manager of the Pacific Rim Department the following year. He was involved in the launching of Edinburgh Pacific Fund and the Edinburgh Dragon Trust in 1987. In 1992, he was appointed a director of Edinburgh responsible for overseas investment, and in 1995 he became Chief Investment Director responsible for all investment departments and Chair of the asset allocation committee. In addition, Mr. Balfour is a director of Edinburgh Java Trust plc (Indonesia) and Edinburgh Inca Trust plc (Latin America), closed-end investment trusts managed by Edinburgh. He is also a director of Creditcapital Asset Management, an investment management company in Bombay, India.

     TURNER INVESTMENT PARTNERS, INC. ("Turner") is the Portfolio Manager of the Turner Core Growth Fund. Turner's principal business address is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in 1990. Robert E. Turner is the controlling shareholder of Turner. Turner has provided investment advisory services to investment companies since 1992. At September 30, 1995, Turner managed approximately $2.628 billion of assets.


     Mr. Turner, CFA (Chartered Financial Analyst), Chairman and Chief Investment Officer of Turner, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Turner holds a B.S. degree in accounting and an M.B.A. degree in finance from Bradley University and has over 15 years of investment experience. He is a member of the Association for Investment Management and Research and is active with the following organizations: Board of Directors - Financial Analysts of Philadelphia; Program Chairman - Financial Analysts of Philadelphia (Suburban); Advisory Board - Investment Counseling Inc.; and Technology Council of Greater Philadelphia. Prior to forming Turner, Mr. Turner was employed as Senior Investment Manager with Meridian Investment Company (1985 to 1990), Portfolio Manager/Analyst with Integon Corporation (1983 to 1985), and Analyst with McMillion/Eubanks (1981 to
1983), and he served as a consultant with Andersen Consulting (1979 to 1981).


     FRONTIER CAPITAL MANAGEMENT COMPANY, INC. ("Frontier") is the Portfolio Manager of the Frontier Capital Appreciation Fund. Frontier's principal business address is 99 Summer Street, Boston, Massachusetts 02110. Frontier's investment process combines its fundamental in-depth research effort with a proprietary computer model to identify areas of investment opportunity. Frontier was founded in 1980. As of September 30, 1995 Frontier managed a total of $2.242 billion.

     Michael A. Cavaretta, CFA, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Cavaretta holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios for four of the past seven years. Prior to attending Harvard Business School, Mr. Cavaretta was employed as a Financial Analyst with General Electric Company (1981-1986).

     FRANKLIN PORTFOLIO ASSOCIATES TRUST ("Franklin") is the Portfolio Manager of the Enhanced U.S. Equity Fund. Franklin's principal business address is One Post Office Square, Suite 3660, Boston, Massachusetts 02109. Franklin is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, Franklin, a Massachusetts business trust, is a wholly-owned subsidiary of MBC Investments Corporation, which in turn is a wholly-owned subsidiary of Mellon Bank Corporation. As of September 30, 1995, Franklin provided investment advisory services with respect to approximately $8.3 billion of client assets. Franklin employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Fund.

     John J. Nagorniak, CFA, President of Franklin, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio; he will oversee the application of Franklin's quantitative techniques to the Fund's assets. Mr. Nagorniak and the other investment principals of Franklin are responsible for the ongoing development and enhancement of Franklin's quantitative investment techniques. Mr. Nagorniak is a graduate of Princeton University and has received a M.S. degree from the Sloan School at the Massachusetts Institute of Technology. Prior to joining Franklin, he was associated with State Street Bank and Trust Company as Chief Investment Officer (1979 to 1981). Prior to that, he was Director of Investment Management Technology for John Hancock Mutual Life Insurance Company (1970 to 1979). He is past President of the Investment Technology Association and has been on the Council of that organization and the Council of the Quantitative Discussion Group. Mr. Nagorniak is on the Board of Directors and is past President of the Boston Security Analysts Society. He has 24 years of investment experience.

     INVESTMENT SUB-ADVISORY AGREEMENTS. Each Portfolio Manager has entered into an investment sub-advisory agreement with the Adviser under which the Portfolio Manager, subject to the general supervision of the Adviser and the Company's Board of Directors, manages the investment portfolio of the Fund of which it is the Portfolio Manager. Under the investment sub-advisory agreements, the Portfolio Managers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Portfolio Managers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of each Fund's investment objective. The Portfolio Managers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, affiliated brokers. As compensation for their services, each Portfolio Manager receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund. See the SAI for more detailed information about the investment sub-advisory fees and agreements.


     CHANGE OF PORTFOLIO MANAGERS. The Company and the Adviser plan to apply for an exemptive order from the SEC that would permit the Adviser, with the approval of the Company's Board of Directors, to retain a different Portfolio Manager for a Fund without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders. The Company will notify shareholders in the event of any change in the identity of the Portfolio Manager of a Fund. Until or unless this exemptive order is granted, if a duly appointed Portfolio Manager is terminated or otherwise ceases to advise a Fund, the Company will propose that a new Portfolio Manager be engaged to manage the Fund's assets. The Company would then be required to submit to the vote of the Fund's shareholders the approval of an investment sub-advisory agreement with the new Portfolio Manager.

                          INVESTMENT METHODS AND RISKS

FOREIGN INVESTMENTS

     Investments in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers"), or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may invest in securities of foreign issuers. The Edinburgh Overseas Equity Fund also may invest in non-dollar securities. (However, the Edinburgh Overseas Equity Fund may not invest in Canadian government securities, and the Enhanced U.S. Equity Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Portfolio Manager, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives dividend or interest payments declines against the U.S. dollar before such interest is paid as a dividend to the Fund's shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay the dividend. The Edinburgh Overseas Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described in the State of Additional Information). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars. Additional information regarding ADRs and other aspects of foreign securities is in the Statement of Additional Information.

INVESTING IN SMALL-CAPITALIZATION COMPANIES

     All of the Funds may invest in small-capitalization companies (generally considered to be companies with a capitalization of less than $500 million). Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies, in which all of the Funds may also invest, have been more volatile in price than the larger-capitalization stocks (such as those included in the S&P 500). Among the reasons for the greater price volatility of the stocks of these smaller companies are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. For example, such companies may be subject to greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

     The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

START-UP PERIOD

     Since the Funds are new, during the start-up period their asset size may not be sufficient to invest in the number of different stocks indicated above or to take advantage of certain investment opportunities, and they may not be as diversified as other mutual fund portfolios. There is no certainty as to how rapidly a Fund's assets will increase.

SECURITIES LENDING

     All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the Portfolio Manager determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

OTHER INVESTMENTS

     Some or all of the Funds may also utilize the following investment techniques or make the following types of investments. However, it is anticipated that no Fund will have more than 5% of its assets invested in any one of the following:

     *    Foreign Government Obligations
     *    Sovereign Debt Obligations (Brady Bonds)
     * American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts

     *    Forward Foreign Currency Exchange Contracts
     *    Short-Term Bank and Corporate Obligations
     *    Zero Coupon Bonds
     *    Warrants and Rights
     *    Convertible Securities
     *    Repurchase Agreements
     *    Restricted and Illiquid Securities
     *    Borrowing

     The Statement of Additional Information contains descriptions of these investments and investment techniques.


                                 PERFORMANCE INFORMATION

          From time to time, the Company may publish average annual total return figures for one or more of the Funds in advertisements, communications to shareholders, and sales literature. Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

          The Company also may, from time to time, publish year-by-year total return, cumulative total return and yield information for the Funds in advertisements, communications to shareholders, and sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

          The Funds also may advertise their yields. Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

          In addition, the Company may from time to time publish the performance of its Funds relative to certain performance rankings and indices.

          The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Company may, in its discretion, from time to time make lists of a Fund's holdings available to investors upon request.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time (with exceptions), on each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

          The value of each Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of 60 days or less held by any of the Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Board of Directors. See "Determination of Net Asset Value" in the SAI.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES

          Shares of the Funds are sold in a continuous offering to separate accounts of the Participating Insurance Companies to support the insurance and annuity Policies. Net purchase payments under the Policies are placed in one or more subaccounts of the Participating Insurance Company's separate account, and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The separate accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

          For each day on which a Fund's net asset value is calculated, the separate accounts transmit to the Transfer Agent any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, death benefits, Policy charges, and transfer requests from Policy owners, annuitants and beneficiaries that have been processed on that day. The separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

          Please refer to the separate prospectus for the Policies (and the separate account through which they are funded) for a more detailed description of the procedures whereby a Policy owner, annuitant, or beneficiary may allocate his or her interest in the separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.


          The Company may also offer shares of one or more of the Funds (including new Funds that might be added to the Company) to qualified pension and retirement plans.

          A potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not foresee any disadvantage to owners of the Policies arising from the fact that shares of any Fund might be held by such entities. The Board of Directors, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Company will pay dividends for each Fund from that Fund's net investment income and will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940 (the "1940 Act"). The Company will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Company shares at net asset value unless payment in cash is selected. All expenses are accrued daily and deducted before declaration of dividends to investors.

          Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and gains from certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Company's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the federal income tax consequences to variable life insurance or annuity policy holders. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy.

                                     TAXES

          TAX STATUS. The Company believes that each Fund will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code, and each Fund intends to distribute substantially all of its net income and net capital gain to its shareholders. As a result, under the provisions of Subchapter M, there should be little or no income or gains taxable to the Fund. In addition, each Fund intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. Under current law, the net income of the Funds, including net capital gain, is not taxed to Participating Insurance Companies to the extent that it is applied to increase the reserves held by the Participating Insurance Company in respect of the Policies.

          FOREIGN INVESTMENTS. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Funds that invest in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of the Funds making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

          ADDITIONAL TAX CONSIDERATIONS. If a Fund fails to qualify as a regulated investment company, owners of Policies supported by the Fund (1) might be taxed currently on the investment earnings under their Policies and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund fails to comply with the diversification requirements of
Section 817(h) of the Code, owners of Policies supported by the Fund would be taxed on the investment earnings under their Policies and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolio Managers and the Adviser, and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. In order to comply with the diversification and other requirements of Subchapter M and Section 817(h), a Fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from that the Portfolio Manager might otherwise believe to be desirable.

          For more information regarding the tax implications for the purchaser of a Policy who allocates investments to the Funds, please refer to the prospectus for the Policy.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                                 OTHER INFORMATION
REPORTS

          Annual Reports containing audited financial statements of the Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Policy owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Company at the telephone number or address set forth on the cover page of this Prospectus.

VOTING AND OTHER RIGHTS

          Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro rata share of any distributions made by the applicable Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. The Participating Insurance Companies will vote shares of a Fund held by their separate accounts which are attributable to Policies in accordance with instructions received from Policy owners, annuitants and beneficiaries as provided in the prospectus for the Policies. Fund shares held by the separate accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a Participating Insurance Company that are not attributable to Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that company. However, if a Participating Insurance Company determines that it is permitted to vote any such shares of a Fund in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

          As a Maryland corporation, the Company is not required to, and does not intend to, hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for the following purposes: (i) approving investment advisory and sub-advisory agreements as required by the 1940 Act (unless, with respect to sub-advisory agreements, the Company and the Adviser obtain the SEC exemptive order); (ii) changing any fundamental investment policy or restriction of any Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the Company's directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in shareholder communications.


          At the inception of the Company, M Life owns more than 25% of the outstanding shares of each Fund, which ownership may result in it being deemed a controlling person of each of the Funds, as that term is defined in the 1940 Act.

ADMINISTRATIVE AND OTHER SERVICES

          Pursuant to a custody agreement with the Company, Investors Bank & Trust Company ("Investors Bank") serves as the custodian of the Funds' assets.

          Investors Bank also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. Investors Bank is responsible for providing certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

          Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank also acts as a transfer, redemption and dividend disbursing agent for the Company. Investors Bank's principal business address is 89 South Street, Boston, Massachusetts 02111.

          Investors Bank is not involved in the investment decisions made by the Portfolio Managers.


     The Company was incorporated in Maryland on August 11, 1995. It has no employees and relies on the Adviser and other service providers for its day-to-day operations.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
INTRODUCTION............................................................

SPECIAL INVESTMENT METHODS AND RISKS....................................
     Foreign Investments................................................
     Restricted and Illiquid Securities.................................
     Sovereign Debt Obligations - Brady Bonds...........................
     Fixed-Income Securities............................................
     Convertible Securities.............................................
     Warrants and Rights................................................
     Repurchase Agreements..............................................
     Borrowing..........................................................
     Other Investment Companies.........................................

INVESTMENT RESTRICTIONS.................................................
     Fundamental Restrictions...........................................
     Non-Fundamental Restrictions.......................................
     Interpretive Rules.................................................

INVESTMENT ADVISER......................................................
     Investment Advisory Agreement......................................
     Expenses of the Company............................................

PORTFOLIO MANAGERS......................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................

DETERMINATION OF NET ASSET VALUE........................................

PERFORMANCE INFORMATION.................................................

SHARES OF STOCK.........................................................

CUSTODY OF ASSETS.......................................................

DIRECTORS AND OFFICERS..................................................

TAX INFORMATION.........................................................

OTHER INFORMATION.......................................................
     Financial Statements...............................................
     Legal Counsel......................................................
     Company Name.......................................................
     Other Information..................................................

APPENDIX A -- DESCRIPTION OF CORPORATE BOND RATINGS

                                    PART B
         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      ___________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                      ___________________________________

                                    M FUND
                        Edinburgh Overseas Equity Fund
                            Turner Core Growth Fund
                      Frontier Capital Appreciation Fund

                           Enhanced U.S. Equity Fund

                                January 1, 1996


This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the Prospectus with the same date as this SAI, write to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administration, or call (503) 232-6960.

                               TABLE OF CONTENTS


                                                               Page
                                                               ----
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . .  4

SPECIAL INVESTMENT METHODS AND RISKS . . . . . . . . . . . . .  6
     Foreign Investments . . . . . . . . . . . . . . . . . . .  6
     Restricted and Illiquid Securities. . . . . . . . . . . . 16
     Sovereign Debt Obligations - Brady Bonds. . . . . . . . . 17
     Fixed-Income Securities . . . . . . . . . . . . . . . . . 19
     Convertible Securities. . . . . . . . . . . . . . . . . . 24
     Warrants and Rights . . . . . . . . . . . . . . . . . . . 25
     Repurchase Agreements . . . . . . . . . . . . . . . . . . 26
     Borrowing . . . . . . . . . . . . . . . . . . . . . . . . 27
     Other Investment Companies. . . . . . . . . . . . . . . . 27

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 28
     Fundamental Restrictions. . . . . . . . . . . . . . . . . 28
     Non-Fundamental Restrictions. . . . . . . . . . . . . . . 31
     Interpretive Rules. . . . . . . . . . . . . . . . . . . . 34

INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . 35
     Investment Advisory Agreement . . . . . . . . . . . . . . 35
     Expenses of the Company . . . . . . . . . . . . . . . . . 36

PORTFOLIO MANAGERS . . . . . . . . . . . . . . . . . . . . . . 37

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . 38

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . 40

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 44

SHARES OF STOCK. . . . . . . . . . . . . . . . . . . . . . . . 49

CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . 50

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . 51

TAX INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . 53

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . 56
     Financial Statements. . . . . . . . . . . . . . . . . . . 56
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . . 56
     Company Name. . . . . . . . . . . . . . . . . . . . . . . 56
     Other Information . . . . . . . . . . . . . . . . . . . . 56

APPENDIX A --  DESCRIPTION OF CORPORATE BOND RATINGS

                                 INTRODUCTION

     M Fund, Inc. (the "Company") is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Company consists of four separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following sub-advisers to act as Portfolio Managers to provide the day-to-day portfolio management for the respective Funds:


================================================================================
            Fund                                 Portfolio Manager
================================================================================
Edinburgh Overseas Equity Fund            Edinburgh Fund Managers plc
--------------------------------------------------------------------------------
Turner Core Growth Fund                   Turner Investment Partners, Inc.
--------------------------------------------------------------------------------
Frontier Capital Appreciation Fund        Frontier Capital Management Company,
                                          Inc.
--------------------------------------------------------------------------------
Enhanced U.S. Equity Fund                 Franklin Portfolio Associates Trust
================================================================================


     The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the "Participating Insurance Companies") as the underlying funding vehicles for certain variable annuity and variable life insurance policies (the "Policies") issued by the Participating Insurance Companies. The Company may also offer its stock to qualified pension and retirement plans. The Company does not offer its stock directly to the general public. Each such separate account, like the Company, is registered as an investment company with the Securities and Exchange Commission (the "SEC"), and a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describes that separate account and the Policies. The prospectus for that separate account and the Policies, which should be read in conjunction with the Company's prospectus, also has a statement of additional information similar to this SAI.


     Terms appearing in this SAI that are defined in the Prospectus have the same meaning herein as in the Prospectus.

                     SPECIAL INVESTMENT METHODS AND RISKS
Foreign Investments

     Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may invest in securities of foreign issuers.

     Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Investments in ADRs, EDRs, IDRs, and GDRs. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs"), and Global Depository Receipts ("GDRs"). The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may invest in ADRs.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     The Edinburgh Overseas Equity Fund may also invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

     Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Edinburgh Overseas Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes in order to protect against anticipated changes in future foreign currency exchange rates or to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when the Fund antici-pates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     Additionally, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Portfolio Manager determines that there is a pattern of correlation between the two currencies. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Portfolio Manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     The Fund's custodian will place cash or high grade liquid debt securities (i.e. securities rated in one of the top three ratings categories by Standard & Poor's or by Moody's or, if unrated, deemed by the Portfolio Manager to be of comparable credit quality) into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund that if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counter-party to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Portfolio Manager.

     Emerging Market Securities. The Edinburgh Overseas Equity Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

     Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at time. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Restricted and Illiquid Securities

     The Edinburgh Overseas Equity Fund and the Turner Core Growth Fund may purchase limited amounts of illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Company has valued the investment). The Edinburgh Overseas Equity Fund and the Frontier Capital Appreciation Fund may purchase certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933 (the "1933 Act")) as "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Investments in illiquid securities and restricted securities are not anticipated to exceed 5% of a Fund's assets, but see non-fundamental investment restrictions 12 and 13, respectively, below.

     The Board of Directors has adopted guidelines and delegated to the Portfolio Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain oversight and be ultimately responsible for the determinations. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. To the extent that qualified in-stitutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

     Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days' or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Portfolio Manager has determined to be liquid will be treated as such.

     The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

Sovereign Debt Obligations - Brady Bonds

     The Edinburgh Overseas Equity Fund may invest in certain Sovereign Debt Obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating-rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

     Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payment but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In view of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by the public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative. Investments in Brady Bonds will not exceed 5% of the Edinburgh Overseas Equity Fund's assets (and will count toward the Fund's 25% maximum investment in emerging markets).

Fixed-Income Securities


     The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may invest in fixed-income securities (the Frontier Capital Appreciation Fund may invest in convertible securities; see discussion below). Fixed-income securities tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Because the value of a Fund's investments in fixed-income securities is interest rate sensitive, its performance may be affected by the Portfolio Manager's ability to anticipate and respond to fluctuations in market interest rates. Fixed-income securities include U.S. Government securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities, corporate debt obligations, preferred stock, zero coupon bonds and deferred interest bonds.


     U.S. Government Securities. The Edinburgh Overseas Equity Fund and Enhanced U.S. Equity Fund may invest in U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government securities may also include zero coupon bonds.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

     Corporate Debt Obligations. The Edinburgh Overseas Equity Fund may purchase corporate debt obligations. The Fund will limit its investment in corporate debt obligations to 5% of its total assets. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Portfolio Manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. The Edinburgh Overseas Equity Fund may only purchase investment-grade bonds (i.e., bonds rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")). See

Appendix A for a description of the ratings issued by these investment rating services.

     Short-Term Bank and Corporate Obligations. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. Only the Edinburgh Overseas Equity Fund may invest in commercial paper. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic issuers. Bank obligations include certificates of deposit, bankers' acceptances, fixed-time deposits and bank notes.

     Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is no market for such deposits. Certain fixed-time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Zero Coupon Bonds. The Edinburgh Overseas Equity Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

     Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest and principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

     Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, a Fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Information" below.

     Other Risks Associated with Fixed-Income Securities. The prices of fixed-income securities fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Convertible Securities

     The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security's market price exceeds its value as a fixed-income security.

Warrants and Rights

     The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund each may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Portfolio Manager for investment by the Fund.

Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements

     The Turner Core Growth Fund and the Enhanced U.S. Equity Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one has assigned a rating. In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Portfolio Manager will carefully consider the creditworthiness of the seller pursuant to procedures established by the Board of Directors.

Borrowing

     The Edinburgh Overseas Equity Fund may borrow money but only from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Fund will not borrow for leveraging purposes. The Fund will maintain continuous asset coverage of at least 300% with respect to all of its borrowings. Should the value of the Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs.

Other Investment Companies

     The Edinburgh Overseas Equity Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including money market funds, business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). The Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The Fund will indi-rectly bear their proportionate share of any advisory fees paid by investment companies in which they invest in addition to the management fee paid by the Fund.


                            INVESTMENT RESTRICTIONS

Fundamental Restrictions

     The following investment restrictions have been adopted by the Company as fundamental policies for the Funds to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval. See "Investment Objectives and Policies" in the Company's Prospectus. For purposes of the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

     None of the Funds may:
     ---------------------

     1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

     2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

     4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     5.   Invest in commodities.

     6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

     8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

     9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its assets.

     10. Sell securities short or maintain a short position including short sales against the box.

     11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government securities.

     12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

     In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

     None of the Funds may:
     ---------------------

     1. Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

     2.   Write call or put options.

     3. Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

     4. Purchase variable- or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

     5. Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody's (i.e., ratings of BB or lower by S&P or Ba or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

     6. Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

     7. Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

     8.   Invest in options or futures.

     9. Invest in when-issued securities (or delayed-delivery or forward commitment contracts).

     10. Invest in interest-only ("IO") or principal only ("PO") securities. However, this does not preclude investments in zero coupon bonds.

     11. Invest more than 25% of its net asset value in emerging markets, including no more than 5% of net asset value in Brady Bonds.

     Fund-specific restrictions:
     --------------------------

     12. The Edinburgh Overseas Equity Fund and the Turner Core Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The Frontier Capital

Appreciation Fund and the Enhanced U.S. Equity Fund may not invest in illiquid securities.

     13. The Edinburgh Overseas Equity Fund and the Frontier Capital Appreciation Fund may not purchase restricted securities (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The Turner Core Growth Fund and the Enhanced U.S. Equity Fund may not invest in restricted securities.


     14. The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may not invest in securities of foreign issuers unless, after such investment, issuers in at least the following number of different countries are represented in the Fund's portfolio: if up to 40% of the Fund's total assets are invested in foreign issuers, two foreign countries; if between 40% and 60% of the Fund's total assets are invested in foreign issuers, three foreign countries; if between 60% and 80% of the Fund's total assets are invested in foreign issuers, four foreign countries; and if over 80% of the Fund's total assets are invested in foreign issuers, five foreign countries. The Frontier Capital Appreciation Fund and the Turner Core Equity Fund may not invest in securities of foreign issuers.


     15. The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The Turner Core Growth Fund may not invest in warrants or rights.

     16. The Turner Core Growth Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund will not invest in other investment companies.


     17. The Edinburgh Overseas Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets. The other Funds will not enter into such contracts.

Interpretive Rules

     For purposes of the foregoing fundamental and non-fundamental limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

                              INVESTMENT ADVISER

     M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds.

     The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Portfolio Managers. In turn, each Portfolio Manager is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement


     The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby. The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeas-ance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

     The investment advisory agreement was approved for each Fund by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on November 20, 1995, and by the sole initial shareholder of the Company on ___, 1996. The investment advisory agreement will remain in effect until __, 1998, and from year to year thereafter provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund (a) without penalty and (b) on 60 days' written notice to the Adviser. The agreement is also terminable by the Adviser on 90 days' written notice to the Company.

Expenses of the Company

     The Company incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.

     In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Directors as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, Directors' fees and expenses, independent accountant fees, transfer agent fees, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

                       PORTFOLIO MANAGERS

     As compensation for their services, each Portfolio Manager receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:


================================================================================
               Fund                              Sub-Advisory Fee
================================================================================
Edinburgh Overseas                       0.90% on the first $10 million
Equity Fund                               0.75% on the next $15 million
                                          0.60% on the next $75 million
                                      0.45% on amounts above $100 million
--------------------------------------------------------------------------------
Turner Core Growth Fund                                0.30%
--------------------------------------------------------------------------------
 Frontier Capital Appreciation Fund                    0.75%
--------------------------------------------------------------------------------
Enhanced U.S. Equity Fund                 0.40% on the first $25 million
                                           0.30% on the next $75 million
                                        0.15% on amounts above $100 million
================================================================================

     Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Portfolio Managers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Portfolio Managers.

     In placing orders for portfolio securities of a Fund, its Portfolio Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Portfolio Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Portfolio Manager generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Portfolio Managers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Portfolio Managers and their affiliates, or other clients of the Portfolio Managers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Portfolio Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Portfolio Managers in providing investment sub-advisory services to the Funds.

     On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Portfolio Manager or an affiliate acts as investment adviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

                       DETERMINATION OF NET ASSET VALUE

     The Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. The price per share, and therefore the net asset value per share, was initially established at $10.00 by the Board of Directors.

Thereafter, in accordance with procedures adopted by the Board of Directors, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time). In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio assets of the Funds are valued as follows:

     (a) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation system ("Nasdaq") are valued at the last sale price on that exchange or Nasdaq on the valuation day; if no sale occurs, securities traded on a U.S. exchange or Nasdaq are valued at the mean between the closing bid and closing asked prices and securities traded principally on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange);

     (b) over-the-counter securities not quoted on Nasdaq are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

     (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Portfolio Manager and approved by the Board of Directors if those prices are deemed by the Portfolio Manager to be representative of market values at the close of business of the New York Stock Exchange;

     (d) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Portfolio Manager to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

     (e) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against

U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

     Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset value until the following business day, unless the Portfolio Manager deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ some-what from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

                            PERFORMANCE INFORMATION

     The Company may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports, and sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports, and sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Any performance data quoted for a Fund will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

     From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the Nasdaq OTC Composite Prime Return; (g) the Russell Midcap Index;
(h) the Russell 2000 Index- Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, CS First Boston, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin & Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index;
(s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

     The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Portfolio Managers' views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     Such performance data will be based on historical results and will not be intended to indicate future performance. The total return and yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments, and other factors. The value of a Fund's shares will fluctuate, and an investor's shares may be worth more or less than the investor's original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                                SHARES OF STOCK

     The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

     Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

                               CUSTODY OF ASSETS

     Pursuant to a custodian agreement with the Company, Investors Bank & Trust Company ("Investors Bank") holds the cash and portfolio securities of the Company as custodian.

     Investors Bank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. Investors Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of Investors Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the custodian agreement, portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

                            DIRECTORS AND OFFICERS

     The Directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:


                              Position(s)
                              Held with          Principal Occupation(s)
Name, Address, and Age        the Company        During Past 5 Years
----------------------        -----------        -----------------------
Peter W. Mullin*              Director           Chairman and Chief Executive
(age 55)                                         Officer, Mullin Consulting,
                                                 Inc.

David M. Spungen*             Director           Director of CMS Capital
(age 34)                                         Management, a division of CMS
                                                 Investment Resources, Inc.

Gerald Bidwell                Director           President and Chief Executive
[address]                                        Officer, Bidwell & Co.
(age 52)

Neil E. Goldschmidt           Director           President, Neil Goldschmidt,
222 SW Columbia                                  Inc.; Formerly, Governor,
Suite 1850                                       State of Oregon
Portland, OR  97201
(age 56)

Philip Halpern                Director           Chief Investment Officer,
(age 41)                                         Washington State Investment
                                                 Board

Daniel F. Byrne*              President          Senior Vice President, Product
(age 39)                                         Development and Sales Support,
                                                 of M Financial Group, since
                                                 1992.  Formerly, Director of
                                                 Product Development for Sun
                                                 Life of Canada.


                              Position(s)
                              Held with          Principal Occupation(s)
Name, Address, and Age        the Company        During Past 5 Years
----------------------        -----------        -----------------------
David W. Schutt*              Secretary          Secretary and Treasurer of M
(age 40)                      and                Life and Director of Finance
                              Treasurer          for M Financial Group, since
                                                 1992.  Formerly, Controller of
                                                 OECO Corporation (electronics
                                                 manufacturer).


* "Interested Person" of the Company for purposes of the 1940 Act. The address of Interested Persons is M Fund, Inc., River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202.

     There is no family relationship between any of the Directors or officers listed above.

     The Directors of the Company are expected to receive the following compensation from the Company during the current fiscal year:


                                    Pension or                     Total
                                    Retirement                     Compensation
                                    Benefits        Estimated      from the
                    Aggregate       Accrued as      Annual         Company and
                    Compensation    Part of the     Benefits       Fund Complex
Name of Person,     from the        Company's       upon           Paid to
Position            Company**       Expenses**      Retirement     Directors**
--------------      ------------    -----------     ----------     ------------
Peter W. Mullin       $     0         $     0        $     0         $     0
Director

David M. Spungen      $     0         $     0        $     0         $     0
Director

Gerald Bidwell        $10,000         $     0        $     0         $10,000
Director

Neil Goldschmidt      $10,000         $     0        $     0         $10,000
Director

Philip Halpern        $10,000         $     0        $     0         $10,000
Director

**   Each non-interested Director currently receives an annual retainer of
$8,000 plus $500 per meeting of the Board or a committee thereof which he attends.

                                TAX INFORMATION

     Sources of Gross Income. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. A Fund must also generally derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on currencies) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Fund assets.

     Diversification of Assets. To qualify for treatment as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Company is established as an investment medium for variable annuity contracts and variable life insurance policies, Section 817(h) of the Code imposes additional diversification requirements on each Fund. These requirements generally are that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.

                               OTHER INFORMATION

Financial Statements

     Coopers & Lybrand, L.L.P., will act as the Company's independent certified public accountants.

Legal Counsel

     Sutherland, Asbill & Brennan, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, has provided advice to the Company with respect to certain matters relating to federal securities laws.

Company Name

     The Company's Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser. Under certain circumstances, the Company has agreed to eliminate the name "M" from its name upon request of M Life Insurance Company.

Other Information

     The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

                                  APPENDIX A
                   DESCRIPTION OF CORPORATE BOND RATINGS/1/


               Description of Moody's Investors Service, Inc.'s
               ------------------------------------------------
                            Corporate Bond Ratings
                            ----------------------

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

             Description of Standard & Poor's Corporation, Inc.'s
             ----------------------------------------------------
                            Corporate Bond Ratings
                            ----------------------
Investment Grade

          AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA:   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A:    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

          Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

          B:   Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will like impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

          CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C:   The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI: The rating CI is reserved for income bonds on which no interest is being paid.

          D:   Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          N.R.:  Not rated.

____________________

----------------------------- COMPARISON OF NOTES ------------------------------

The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of the SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

                                   APPENDIX B

                    Description of Commercial Paper Ratings



Commercial Paper - Moody's Investors Service, Inc.
--------------------------------------------------

     "PRIME-1" - Commercial paper issuers rated Prime-1 are judged to be one of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.


     "PRIME-2" - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

     "PRIME-3" - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Commercial Paper - Standard & Poor's Corporation
------------------------------------------------

     "A" - Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

     "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

     "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
          ---------------------------------
(a)  Financial Statements
     --------------------

     The balance sheet of M Fund, Inc. is found in Part
B.

(b)  Exhibits
     --------
     (1)  Articles of Incorporation of M Fund, Inc./1/

     (2)  By-Laws of M Fund, Inc./1/

     (3)  None.

     (4)  None.

     (5) (A) Investment Advisory Agreement between M Fund, Inc. and M Financial Investment Advisers,
               Inc./1/

          (B) Investment Sub-Advisory Agreements between M Financial Investment Advisers, Inc. and each of the following:
               (i)  Edinburgh Fund Managers plc;/2/
               (ii) Turner Investment Partners, Inc.;/2/
               (iii)Frontier Capital Management Company, Inc.;/2/
                    and
               (iv) Franklin Portfolio Associates Trust./2/

     (6)  Form of Participation Agreement between M Fund, Inc.
          and Participating Insurance Companies.1

     (7)  None.

     (8)  Custodian Agreement between M Fund, Inc. and Investors
          Bank & Trust Company./2/

     (9)  (A)  Transfer Agency and Service Agreement between M
               Fund, Inc. and Investors Bank & Trust Company./2/

          (B)  Administration Agreement between M Fund, Inc. and
               Investors Bank & Trust Company./2/


     (10) Opinion and Consent of counsel as to the Legality of the Securities Being Issued./2/

     (11) (A) None.

          (B) Consent of Sutherland, Asbill & Brennan./2/

     (12) None.

     (13) None.
     (14) None.
     (15) None.


(17) Powers of Attorney./2/
____________________

1    Incorporated herein by reference to registrant's initial
registration statement filed with the Securities and Exchange
Commission on August 7, 1995 (File No. 33-95472)

2    Filed herewith.


Item 25.  Persons Controlled by or under Common Control with
          --------------------------------------------------
          Registrant.
          ----------

     M Fund does not concede that it is controlled by its invest-ment adviser. Nevertheless, in the event of such control, the following would be under common control.

     M Financial Investment Advisers, Inc., a Colorado corporation (the "Adviser"), is a wholly-owned subsidiary of , by Management Partnership.

     Management Partnership is a general partnership, doing business as "M Financial Group." See "MANAGEMENT - Investment Adviser" in Part A. A majority interest in Management Partnership is owned by M Corporation, a __________ corporation, of which 50% is owned by each of Ellison C. Morgan and Mark I. Solomon. The remaining interests in Management Partnership are owned, either directly or through certain controlled corporations (e.g., PWM Management Service, Inc. and Summerville Company) by Messrs. Carl G. Mammel (15.82%), Peter
W. Mullin (22.93%), and Thomas N. Spitzer (2.00%). Mr. Mullin serves as a director of M Fund, Inc.

     M Life Insurance Company is controlled by Management Partnership by reason of the partnership's ownership of all of the outstanding shares of M Life's Class B Common Stock and by reason of the direct or indirect ownership by Management Partnership's partners of all of the outstanding shares of certain series of M Life's Class A Common Stock. (Each partner of

Management Partnership disclaims beneficial ownership of the shares of M Life's Class A Common Stock held by each other partner

Item 26.  Number of Holders of Securities.
          -------------------------------

                                         Number of Record Holders
     Title of Class                      As of December 11, 1995
     --------------                      ------------------------
     Edinburgh Overseas Equity Fund                 0
     Turner Core Equity Fund                        0
     Frontier Capital Appreciation Fund             0
     Enhanced U.S. Equity Fund                      0

Item 27.  Indemnification.
          ---------------
     Article X, "Indemnification," of the Articles of Incorporation of M Fund, Inc. provides as follows:

          The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

     Article VIII, "Indemnification," of the By-Laws of M Fund, Inc. provides as follows:

          Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in
     Article VIII, Sections 2 and 3 of these By-laws.

          Section 2. Disabling Conduct. No such director, officer or employee
                     -----------------
     shall be indemnified for any liabilities or expenses arising by reason of "disabling conduct," whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

          Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question ("disinterested, non-party directors"), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

          The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

          Section 3.  Directors' Standards of Conduct. No person who is or was a
                      -------------------------------
     director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

          Section 4.  Expenses Prior to Determination. Any liabilities or
                      -------------------------------
     expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceed-proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

          A determination pursuant to subparagraph (c)(iii) of this Article VIII, Section 4 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determined-nation pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

          Section 5. Provisions Not Exclusive. The indemification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemification may be entitled under any law, agreement, vote of stockholders, or otherwise.

          Section 6.  General. No indemnification provided by this Article shall
                      -------
     be inconsistent with the 1940 Act or the Securities Act of 1933.

          Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person. In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

                            *          *          *

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of M Fund pursuant to the foregoing provisions, or otherwise, M Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by M Fund of expenses incurred or paid by a Director, officer or controlling person of M Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, M Fund will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of the Investment Adviser.
          --------------------------------------------------------

     Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference:




     Investment Adviser                           File No.
     ------------------                           -------
     M Financial Investment Advisers, Inc.        801-50553
     Edinburgh Fund Managers plc                  801-20791
     Turner Investment Partners, Inc.             801-36220
     Frontier Capital Management Company, Inc.    801-15724
     Franklin Portfolio Associates Trust          801-17057

Item 29.  Principal Underwriters.
          ----------------------

     (Not applicable)


Item 30.  Location of Accounts and Records.
          --------------------------------
     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder by M Fund will be maintained at the following offices of M Fund or Investors Bank & Trust Company:

M Fund, Inc.                                 Investors Bank & Trust Company
River Park Center                            ATTN: Mutual Fund Administration
205 S.E. Spokane Street                      89 South Street
Portland, Oregon  97202                      Boston, Massachusetts  02111

Item 31.  Management Services.
          -------------------
     (Not applicable)


Item 32.  Undertakings.
          ------------
(a)  (Not applicable)

(b) Registrant hereby undertakes to file a post-effective amendment, containing financial statements that need not be certified, within four to six months from the effective date of this registration statement under the Securities Act of 1933.

(c)  (Not applicable).

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, M Fund, Inc. has duly caused this Pre-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon, on the 21th day of December, 1995.

                                              M FUND, INC.



                                              By:/s/ Daniel F. Byrne
                                                 -------------------------
                                                 Daniel F. Byrne
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                          Title                                  Date
----                          -----                                  ----
/s/ Daniel F. Byrne
-----------------------       President (Principal                 12/21/95
Daniel F. Byrne               Executive Officer)


/s/ David W. Schutt
-----------------------       Secretary and Treasurer              12/21/95
David W. Schutt               (Principal Financial
                              and Accounting Officer)


         *                    Director                                  /95
-----------------------
Peter W. Mullin



         *                    Director                                  /95
-----------------------
David M. Spungen



         *                    Director                                  /95
-----------------------
Philip Halpern


         *                    Director                                  /95
-----------------------



Neil Goldschmidt



         *                    Director                       /95
-----------------------
Gerald Bidwell


*  Executed by    /s/ Daniel F. Byrne    (Daniel F. Byrne) on behalf of those
               _________________________
indicated pursuant to Power of Attorney.

                          EXHIBIT INDEX

Exhibit                                                      Page
Number    Description of Exhibit                             No.
-------   ----------------------                             ----
5(B)      Investment Sub-Advisory Agreements between
          M Financial Investment Advisers, Inc. and each
          of the following:

          (i)  Edinburgh Fund Managers plc;
          (ii) Turner Investment Partners, Inc.;
          (iii)Frontier Capital Management Company, Inc.; and
          (iv) Franklin Portfolio Associates Trust.

8         Custodian Agreement between M Fund, Inc. and Investors
          Bank & Trust Company.

9(A)      Transfer Agency and Service Agreement between M Fund,
          Inc. and Investors Bank & Trust Company.

 (B)      Administration Agreement between M Fund, Inc. and
          Investors Bank & Trust Company.

10 Opinion and Consent of Counsel as to the Legality of the Securities Being Issued.

11(B)     Consent of Sutherland, Asbill & Brennan.

17        Powers of Attorney.